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                                                                   EXHIBIT 10.10

                  AMENDMENT NO. TWO TO REIMBURSEMENT AGREEMENT

        This Amendment No. Two to Reimbursement Agreement (the "Amendment") dated as of 22nd of August 1995, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and CALAVO GROWERS OF CALIFORNIA (the "Company").

                                    RECITALS

        A. Security Pacific National Bank and the Company entered into a certain Reimbursement Agreement dated as of September 1, 1988, as previously amended (the "Agreement").

        B. The Bank is successor by merger to Security Pacific National Bank.

        C. The Bank and the Company desire to further amend the Agreement.

                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2. Amendments. The Agreement is hereby amended as follows:

                2.1 Section 6.4(c) of the Agreement is amended by adding the term "consolidated and consolidating" immediately before the term "financial statements."

                2.2 Section 6.15(b) is amended by substituting the figure "$5,000,000" for the figure "$3,500,000."

        3. Representations and Warranties. When the Company signs this Amendment, the Company represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment,
(c) this Amendment is within the Company's powers, has been duly authorized, and does not conflict with any of the Company's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Company is bound.

        4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

                4.1 This Amendment executed by the Company.

                4.2 A guaranty executed by Calavo Foods, Inc. in the amount of $5,850,395 along with evidence of the authority of Calavo Foods, Inc. to execute such guaranty.


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        5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION

                                      By
                                         --------------------------------

                                      Title
                                            -----------------------------

                                      CALAVO GROWERS OF CALIFORNIA

                                      By /s/ EGIDIO CARBONE
                                         --------------------------------

                                      Title  Vice President
                                            -----------------------------

                                      By /s/ SCOTT H. RUNGE
                                         --------------------------------

                                      Title Treasurer
                                            -----------------------------


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